UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Soliciting Material Pursuant to §240.14a-12

VERTICALNET, INC.

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This filing relates to the proposed acquisition of Verticalnet, Inc. (the “Company”) by BravoSolution, S.p.A. (“BravoSolution”) pursuant to the terms of an Agreement and Plan of Merger, dated as of October 25, 2007, by and among the Company, BravoSolution and BravoSolution U.S.A., Inc. (the “Merger Agreement”).

In connection with the Merger Agreement, the following items were provided as indicated below: (i) press release issued by the Company on October 26, 2007; (ii) email sent to the Company’s employees on October 26, 2007; (iii) a letter sent to certain of the Company’s customers on October 26, 2007; (iv) a question and answer document sent to members of the Company’s management on October 26, 2007; and (v) the presentation slides provided in connection with the Company’s employee town hall held on October 26, 2007.

The following is the text of a press release issued by the Company on October 26, 2007:

BravoSolution to Acquire Verticalnet

Combination will create $60 million supply management solutions leader with strong presence in US and Europe

MALVERN PA, October 26, 2007 – Verticalnet, Inc. (Nasdaq: VERT), a leading US provider of on-demand supply management solutions for Global 2000 enterprises and mid-market companies, announced today the execution of a definitive agreement under which BravoSolution, S.p.A., a leading European provider of supply management software and services, will acquire Verticalnet in a transaction valued at approximately $15.2 million, including the assumption of all outstanding Verticalnet debt and other liabilities of Verticalnet related to the transaction.

Under the terms of the definitive agreement, BravoSolution will acquire all the outstanding shares of Verticalnet common stock at a price of $2.56 per share. BravoSolution will also acquire all the outstanding shares of Verticalnet Series B Preferred for $3,205,000 (as further detailed below). The proposed transaction is subject to approval by Verticalnet’s shareholders, and other customary closing conditions.

Concurrent with the signing of the merger agreement, BravoSolution agreed to purchase 322,007 shares of Verticalnet Series C Preferred Stock for $824,338 with the closing of this financing to be completed on October 31, 2007. The Series C Preferred Stock will be convertible into common stock at $2.56 per share. Verticalnet intends to use the proceeds from the share issuance for immediate working capital needs.

If the proposed transaction is completed, the combination of Verticalnet and BravoSolution will create one of the leading supply management solutions providers. With a strong presence in the United States, Europe, and China, the combined entity will be able to provide outstanding sourcing services and solutions to corporations and public sector entities worldwide.

Since the two companies address complementary geographic markets and customers and offer products with complementary features, the combined entity intends to continue to support and invest in all existing solution modules going forward. As a result, BravoSolution plans to continue and increase the investment in Verticalnet’s XE Supply Management Suite as well as expand Verticalnet’s current sales and service organization in order to accelerate growth in North America and Europe while continuing to offer all customers the highest quality of service.

Founded in Italy in 2000, BravoSolution is a major provider of supply management solutions in Europe, with an expanding presence in Asia. A profitable company with 2007 revenues expected to be approximately $46 million, BravoSolution supports over 300 customers, including corporations and public sector entities, in 18 countries with their leading combination of eSourcing and spend management software and services. As an independently operated, majority owned subsidiary of Italcementi Group, BravoSolution offers Verticalnet’s customers continuity of product and people combined with a strong balance sheet and the commitment of resources necessary to continue to grow.

The parent company of BravoSolution, Italcementi Group, is one of Italy’s 10 largest industrial companies and the world’s fifth largest cement producer. It is publicly traded in Italy and is included on the S&P/MIB Index of the Italian Stock Exchange.

Reasons for the Transaction

The Verticalnet Board of Directors has unanimously approved the acquisition of Verticalnet by BravoSolution and recommends that Verticalnet shareholders vote in favor of the transaction. As structured, and if approved by shareholders, the transaction will result in the continuity of Verticalnet’s business while ensuring that all financial and contractual obligations of the company are met. BravoSolution will assume all of Verticalnet’s debt obligations, trade payables, and contractual commitments from the time the transaction is completed, with Verticalnet’s outstanding debt to be repaid at closing:

Reasons for recommending the transaction to shareholders include:

•

Verticalnet has undertaken a lengthy and extensive process to seek a potential buyer for the business and has received several indications of interest from both strategic and financial buyers over the past nine months. The Verticalnet Board of Directors believes that the offer from BravoSolution represents the best offer received in terms of both financial return to shareholders and treatment of Verticalnet’s broad base of constituents including customers, suppliers, creditors, and employees. Verticalnet and BravoSolution entered into a non-binding letter of intent on August 31, 2007 which subsequently led to the transaction announced today.

•

At $2.56 per share of common stock, this transaction represents a premium of 28% over the $2.00 conversion price for the Series B Preferred Stock financing which was completed by Verticalnet on June 1, 2007. The Series B Preferred Stock financing resulted in the issuance of preferred shares convertible into approximately 1.1 million shares of Verticalnet common stock, or 40% of the Company’s current total shares outstanding on a fully diluted basis.

•

Verticalnet’s debt and liquidity position has been challenging for some time, as most recently disclosed in Verticalnet’s Form 10-Q for the period ended June 30, 2007. Currently Verticalnet has $5.3 million in debt that is due and payable within the next 6 months. As of September 30, 2007 Verticalnet’s cash balance had decreased to approximately $640,000, which represented a further erosion of the Company’s liquidity position.

•

Verticalnet’s preliminary financial results for the three months ended September 30, 2007 indicate a continuation of recent operating challenges. Preliminary revenues are expected to be in the range of $3.0 to $3.1 million for the three months ended September 30, 2007 as compared to $3.4 million for the previous quarter ended June 30, 2007 and $4.2 million for the same period in 2006, representing a decrease of approximately $0.3 to $0.4 million as compared to previous quarter and decreased by $1.1 to $1.2 million compared to the same period in 2006. Preliminary operating losses are expected to be in the range of $1.6 to $1.8 million for the three months ended September 30, 2007 which is within the same range as the previous quarter and improved versus the quarter ended September 30, 2006 operating loss of $2.2 million. Given Verticalnet’s current revenue base and significant G&A expenses associated with operating as a public entity, it is uncertain when or if Verticalnet would be able to achieve profitable operations as a stand-alone business.

•

Verticalnet’s alternative to the sale of the business would require a significant capital raise of over $10.0 million which would adequately address balance sheet requirements and ensure business continuity. Such a financing would neither be assured of success nor assured of completion on terms as favorable to Verticalnet shareholders as the BravoSolution offer.

•

Despite Verticalnet’s strong product offering and reputation for delivering value to our customers, concerns about Verticalnet’s debt and liquidity position have impeded its ability to sell its products and services. BravoSolution, as a profitable subsidiary of a major corporation, provides the financial backing and stability demanded by many of Verticalnet’s target customers.

Transaction Structure

Under the terms of the definitive agreement executed by Verticalnet and BravoSolution, BravoSolution will acquire 100% of Verticalnet’s outstanding common and preferred stock in an all cash transaction. There is no financing contingency to the transaction. It is anticipated that after completion of the transaction, Nathanael V. Lentz, the President and CEO of Verticalnet and his management team will be responsible for the North American operations of the combined entity.

Upon the approval of the transaction by Verticalnet shareholders, Verticalnet common shareholders will receive $2.56 per share of common stock. Verticalnet Series B Preferred shareholders who are not members of the board or part of management will receive $0.38750 per preferred share. Members of the board and management who own Series B Preferred will receive $0.26875.

Pursuant to a voting agreement among the Company, BravoSolution, and the Series B Preferred shareholders, Shareholders representing approximately 28% of the current outstanding voting power of Verticalnet have agreed to vote in favor of the merger transaction.

Concurrent with the signing of the merger agreement, BravoSolution agreed to purchase 322,007 shares of Verticalnet Series C Preferred Stock for the purchase price of $824,338 with the closing of this financing to be completed on October 31, 2007. The Series C Preferred Stock will be convertible into 322,007 shares of Verticalnet common stock at a conversion price of $2.56 per share. The transaction will result in net proceeds to Verticalnet of approximately $800,000 after deducting estimated expenses. Verticalnet intends to use the proceeds from the share issuance for immediate working capital needs. BravoSolution will be entitled to vote on the transaction with respect to these shares, which may be converted into shares of common stock prior to the record date for the shareholder meeting and would then represent approximately 12.4% of the outstanding votes.

Under the merger agreement, Verticalnet may solicit alternative acquisition proposals from third parties through November 19, 2007. The Board of Directors of Verticalnet intends to solicit proposals during this period. There can be no assurances that the solicitation of proposals will result in an alternative transaction. Verticalnet does not intend to disclose developments with respect to this solicitation process unless and until its Board of Directors has made a decision regarding any alternative proposals. BravoSolution is entitled to a break-up fee of 5.99% of Verticalnet enterprise value based on the BravoSolution offer, plus transaction expenses, if the merger agreement is terminated as a result of an alternative proposal.

Verticalnet and BravoSolution anticipate that the transaction will close during the first quarter of 2008, subject to the approval by Verticalnet’s shareholders and other customary closing conditions.

“The combination with BravoSolution provides value to our shareholders, continuity to our customers, will result in the repayment of all of our debt outstanding and will provide for new and enhanced opportunities for our employees” said Nathanael V. Lentz, Verticalnet’s President and CEO. “Our organizations are already closely aligned in terms of commitment to customer service and delivering leading solutions. While we operate in similar arenas, our solution sets have been developed in response to different marketplaces. Our products and services are complementary and BravoSolution is committed to support Verticalnet’s current software solutions and its new existing customers.”

“As BravoSolution seeks to expand its global presence and enter the US market, Verticalnet has emerged as a leading player in the supply management solutions space as the result of a great management team, market leading products and a growing base of referenceable customers,” said Federico Vitaletti, CEO of BravoSolution. “While Verticalnet’s team and solutions are leaders in the supply management space, its position as a small public company has hindered its ability to win new customers. We have every expectation that the combined force of Verticalnet’s leading solutions and BravoSolution’s strong financial backing will lead to increased success in the United States and a further strengthening of BravoSolution’s positioning in Europe.”

About Verticalnet

Verticalnet, Inc. (Nasdaq: VERT) is a leading provider of supply management solutions that enable companies to identify and realize sustained value across the supply management lifecycle. Going beyond traditional spend management and sourcing approaches, Verticalnet’s solutions provide the visibility, insight and process control required to maximize the sustained value realization from supply management. Verticalnet is helping leading Global 2000 companies and mid-market enterprises move their supply management efforts to the next level through an optimal blend of software, comprehensive services, and deep category knowledge and domain expertise.

About Bravo Solution

BravoSolution S.p.A. is a leading international provider of eSourcing solutions. Its mission is to generate value by supporting its clients in the improvement of procurement processes through innovative web-based technologies and services. Founded in Italy in June 2000 by the Italcementi Group, BravoSolution effectively combines professional expertise and technological excellence in the area of sourcing in order to deliver valuable results to its numerous customers worldwide. BravoSolution has offices in London Madrid, Milan, Paris, Rome and Shanghai. In the United Kingdom, BravoSolution is the sole approved provider of eSourcing Services under the Framework Agreement managed by an Executive Agency of the UK Treasury (OGC). BravoSolution has a team of more than 250 professionals and has now managed over 70,000 online negotiations, totaling over $50 billion of spend.

Cautionary Note Regarding Forward-looking Statements

This release contains one or more forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in Verticalnet’s filings with the Securities and Exchange Commission (SEC). Specifically, Verticalnet makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Verticalnet’s SEC reports or periodic reports, the proposed transaction described in this release could be affected by, among other things, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Verticalnet and others related to the merger agreement; failure to obtain shareholder approval or any other failure to satisfy other conditions required to complete the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and the amount of the costs, fees, expenses and charges related to the merger. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The companies do not undertake any obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verticalnet by BravoSolution. In connection with the proposed transaction, Verticalnet will file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Verticalnet and BravoSolution intend to file other relevant materials with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Verticalnet. Before making any voting decision, shareholders of Verticalnet are urged to read all relevant documents filed with the SEC when they become available, including Verticalnet’s proxy statement, because they will contain important information about the proposed transaction, Verticalnet and BravoSolution. This communication is not a solicitation of a proxy from any shareholder of Verticalnet.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Verticalnet shareholders may obtain free copies of the documents filed with the SEC when available by contacting Verticalnet’s Investor Relations at Investorrelations@verticalnet.com

Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Verticalnet or BravoSolution with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

BravoSolution and its directors and executive officers, and Verticalnet and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Verticalnet stock in respect of the proposed transaction. Information about the directors and executive officers of Verticalnet and their ownership of Verticalnet stock is set forth in Verticalnet’s proxy statement for Verticalnet’s 2007 Annual Meeting of Shareholders, which was filed with the SEC on July 6, 2007. Shareholders may obtain additional information regarding the interest of Verticalnet’s directors and executive officers in the proposed transaction by reading the proxy statement regarding the merger when it becomes available.

The following is the text of an e-mail sent to the Company’s employees on October 26, 2007:

To the Verticalnet Team:

I am pleased to announce that Verticalnet announced this morning that it has entered into an agreement to be merged with BravoSolution, a major supplier of supply management solutions in Europe. You can read more about the agreement in Verticalnet’s press release issued today.

The Verticalnet management team is very excited about this combination. Since our two companies address complementary geographic markets and customers and offer products with complementary features, we intend to continue to support and invest in all existing solution modules going forward – including our XE Supply Management suite. Meanwhile, we expect the financial concerns that have acted as a barrier to growth to be reduced. This combination will result in a profitable and growing supply management vendor – one of the three largest in the world.

We will be holding a town hall meeting to discuss more details regarding the deal this morning at 10:30 Eastern time. Please arrange to join us for this call.

Best Regards,

Nate Lentz

Chief Executive Officer

Verticalnet

nlentz@verticalnet.com

SIDEBAR

Click here to read the press release

“As BravoSolution seeks to expand its global presence and enter the US market, Verticalnet has emerged as a leading player in the supply management solutions space as the result of a great team, market leading products and a growing base of referenceable customers”

•	Federico Vitaletti, CEO of BravoSolution

Key facts about BravoSolution

$45 million annual revenue

300 customers

250 employees

6 offices worldwide

Visit the Verticalnet Website

Visit the BravoSolution Website

CAUTIONARY LANGUAGE AND LEGENDS

Caution Regarding Forward Looking Statements:

This release contains one or more forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, the anticipated effect of the acquisition on future results, opportunities for integration, cost reduction and geographic expansion. Forward-looking statements are identified by words such as “will”, “expected”, and other similar words. The companies caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all regulatory and other conditions required for closing the ability to obtain the approval of Verticalnet’s shareholders and the risk that disruptions to the businesses of either company could result in revenue or earnings declines, or harm relationships with customers, employees or suppliers. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The companies do not undertake any obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional risks and uncertainties include those detailed from time to time in Verticalnet’s publicly filed documents, including the annual reports on Form 10-K for their most recently completed fiscal years.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verticalnet by BravoSolution. In connection with the proposed acquisition, Verticalnet intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Verticalnet and BravoSolution intend to file other relevant materials with the SEC. Shareholders of Verticalnet are urged to read all relevant documents filed with the SEC when they become available, including Verticalnet’s proxy statement, because they will contain important information about the proposed transaction, Verticalnet and BravoSolution. A definitive proxy statement will be sent to holders of Verticalnet stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Verticalnet.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Verticalnet shareholders may obtain free copies of the documents filed with the SEC when available by contacting Verticalnet’s Investor Relations at 610-240-0600.

Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Verticalnet or BravoSolution with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

BravoSolution and its directors and executive officers, and Verticalnet and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Verticalnet’s shareholders in respect of the proposed transaction. Information about the directors and executive officers of Verticalnet is set forth in Verticalnet’s proxy statement which was filed with the SEC on July 6, 2007. Investors may obtain additional information regarding the interest of Verticalnet’s directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Any information concerning BravoSolution contained in this document has been taken from, or is based upon, publicly available information. Although Verticalnet does not have any information that would indicate that such information is inaccurate or incomplete, Verticalnet does not take any responsibility for the accuracy or completeness of such information.

The following is the text of letter sent to certain of the Company’s customers on October 26, 2007:

Dear _______,

Thank you for your interest in Verticalnet’s best-in-class supply management solutions. As you have probably heard, Verticalnet has recently entered an agreement to be merged with BravoSolution, a major supplier of supply management solutions in Europe. I am writing to you today to address some of the questions you may have related to this agreement.

As with any financial transaction, Verticalnet is required to include a cautionary statement regarding the information in this letter. Please see the statements below for additional details. Bottom line, this agreement has been approved by the Board of directors of each company however it is subject to approval by Verticalnet’s shareholders expected to occur at or near year end.

The entire Verticalnet team is very excited about this combination. Since our two companies address complementary geographic markets and customers and offer products with complementary features, we intend to continue to support and invest in all existing solution modules going forward – including our XE Supply Management suite which you are currently [using/evaluating]. Meanwhile, we expect the financial concerns that have acted as a barrier for many of our [prospective] customers to be reduced. As a combined entity, we will have the ability to build upon both companies’ traditions of excellence, and will be able to offer our customers a number of benefits over the other major vendors in this marketplace:

•	A profitable and growing [organization/organisation] with $60 million in annual revenues

•	A roster of 400 customers including some of the world leaders in supply management

•	Firm position as one of only three end-to-end supply management vendors

•

A leading supply management provider headquartered in Europe and with a significant presence in the United States along with a growing presence in China OR A leading supply management provider with a significant presence in Europe and the US along with a growing presence in China

•	Strong services background and experience

•	The ability to deliver local services to sites around the globe

Verticalnet expects to assume the BravoSolution name once the acquisition has closed, which is expected to be in early 2008. In the meantime, and following the acquisition, we expect to continue to deliver the market-leading products and services our customers have enjoyed for the past ten years. In fact, we believe that this acquisition will be the catalyst that enables us to not only continue, but accelerate the value we deliver to our customers; enabling you to succeed in an increasingly demanding supply management market.

If they have not already, your Account [Director/Executive] will be contacting you soon to discuss further details of this transaction. In the meantime, if you have any questions or concerns, please do not hesitate to contact your Account [Director/Executive] or me personally.

Best Regards,

Nate Lentz

Chief Executive Officer

Verticalnet

nlentz@verticalnet.com

SIDEBAR

Click here to read the press release

“As BravoSolution seeks to expand its global presence and enter the US market, Verticalnet has emerged as a leading player in the supply management solutions space as the result of a great team, market leading products and a growing base of referenceable customers”

•	Federico Vitaletti, CEO of BravoSolution

Key facts about BravoSolution

$45 million annual revenue

300 customers

250 employees

6 offices worldwide

Visit the Verticalnet Website

Visit the BravoSolution Website

CAUTIONARY LANGUAGE AND LEGENDS

Caution Regarding Forward Looking Statements:

This communication contains one or more forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, the anticipated effect of the acquisition on future results, opportunities for integration, cost reduction and geographic expansion. Forward-looking statements are identified by words such as “will”, “expected”, and other similar words. The companies caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all regulatory and other conditions required for closing the ability to obtain the approval of Verticalnet’s shareholders and the risk that disruptions to the businesses of either company could result in revenue or earnings declines, or harm relationships with customers, employees or suppliers. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The companies do not undertake any obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional risks and uncertainties include those detailed from time to time in Verticalnet’s publicly filed documents, including the annual reports on Form 10-K for their most recently completed fiscal years.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verticalnet by BravoSolution. In connection with the proposed acquisition, Verticalnet intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Verticalnet and BravoSolution intend to file other relevant materials with the SEC. Shareholders of Verticalnet are urged to read all relevant documents filed with the SEC when they become available, including Verticalnet’s proxy statement, because they will contain important information about the proposed transaction, Verticalnet and BravoSolution. A definitive proxy statement will be sent to holders of Verticalnet stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Verticalnet.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Verticalnet shareholders may obtain free copies of the documents filed with the SEC when available by contacting Verticalnet’s Investor Relations at 610-240-0600.

Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Verticalnet or BravoSolution with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

BravoSolution and its directors and executive officers, and Verticalnet and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Verticalnet’s shareholders in respect of the proposed transaction. Information about the directors and executive officers of Verticalnet is set forth in Verticalnet’s proxy statement which was filed with the SEC on July 6, 2007. Investors may obtain additional information regarding the interest of Verticalnet’s directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Any information concerning BravoSolution contained in this document has been taken from, or is based upon, publicly available information. Although Verticalnet does not have any information that would indicate that such information is inaccurate or incomplete, Verticalnet does not take any responsibility for the accuracy or completeness of such information.

The following is the text a question and answer document sent to members of the Company’s management on October 26, 2007:

DISCLAIMER

Caution Regarding Forward Looking Statements:

This communication contains one or more forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, the anticipated effect of the acquisition on future results, opportunities for integration, cost reduction and geographic expansion. Forward-looking statements are identified by words such as “will”, “expected”, and other similar words. The companies caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all regulatory and other conditions required for closing the ability to obtain the approval of Verticalnet’s shareholders and the risk that disruptions to the businesses of either company could result in revenue or earnings declines, or harm relationships with customers, employees or suppliers. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The companies do not undertake any obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional risks and uncertainties include those detailed from time to time in Verticalnet’s publicly filed documents, including the annual reports on Form 10-K for their most recently completed fiscal years.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verticalnet by BravoSolution. In connection with the proposed acquisition, Verticalnet intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Verticalnet and BravoSolution intend to file other relevant materials with the SEC. Shareholders of Verticalnet are urged to read all relevant documents filed with the SEC when they become available, including Verticalnet’s proxy statement, because they will contain important information about the proposed transaction, Verticalnet and BravoSolution. A definitive proxy statement will be sent to holders of Verticalnet stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Verticalnet.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Verticalnet shareholders may obtain free copies of the documents filed with the SEC when available by contacting Verticalnet’s Investor Relations at +1 610-240-0600.

Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Verticalnet or BravoSolution with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

BravoSolution and its directors and executive officers, and Verticalnet and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Verticalnet’s shareholders in respect of the proposed transaction. Information about the directors and executive officers of Verticalnet is set forth in Verticalnet’s proxy statement which was filed with the SEC on July 6, 2007. Investors may obtain additional information regarding the interest of Verticalnet’s directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Any information concerning BravoSolution contained in this document has been taken from, or is based upon, publicly available information. Although Verticalnet does not have any information that would indicate that such information is inaccurate or incomplete, Verticalnet does not take any responsibility for the accuracy or completeness of such information.

What is the strategic rationale for the pending transaction?	BravoSolution and Verticalnet complement each other geographically. BravoSolution has established a strong market presence in the European market with offices in Italy, France, the UK and Spain and most recently in China. Verticalnet brings a valuable US footprint, a strong roster of private sector customers and a few important clients in Europe. BravoSolution is one of the leading providers of eSourcing solutions in Europe with a strong presence in the EU public sector. The two organizations share a strong services-oriented approach and both support hosted, SaaS software solutions. If the transaction is completed, BravoSolution and Verticalnet will continue to support the software solutions and technologies of the two companies and will combine their professional services capabilities to offerings for both public and private sector entities around the globe.

Why would Verticalnet agree to be acquired?	Verticalnet’s press release outlines reasons for our decision to pursue this agreement.

What would Verticalnet be called and how would it be run?	If the transaction is completed, Verticalnet would take on the name BravoSolution USA, and would be the US subsidiary of BravoSolution. Verticalnet’s European operations would continue to operate as part of BravoSolution’s existing European structure.

When is the proposed acquisition expected to be complete?	Whether the transaction is completed, and the timing of any such closing, depends on many factors including, among others, the SEC’s review of the proxy statement filed by Verticalnet in connection with the proposed acquisition and obtaining any required approvals, including the approval of Verticalnet’s shareholders. At this time, it is not possible to estimate if and when a closing will occur, but it is likely to be early in Q1 of 2008.

Would Verticalnet Senior Management remain with Verticalnet if a transaction is completed?	BravoSolution has identified Verticalnet as its US presence in part for its strong management team. If the transaction is completed, it is currently intended that the existing team would remain in place for the foreseeable future.

Who is BravoSolution?

BravoSolution is a leading international provider of eSourcing solutions. The company’s mission is to generate value by supporting its clients in the improvement of their procurement processes through innovative web-based technologies and services.

BravoSolution has established office locations in London, Madrid, Milan, Paris, Rome and Shanghai with a steadily growing team of over 300 professionals. BravoSolution is controlled by Italcementi, a public company traded on the Milan Stock Exchange with a market value in excess of €3.0 billion.

For more information, please visit the BravoSolution website at www.bravosolution.com.

How would completion of a transaction with BravoSolution impact Verticalnet’s financial viability and balance sheet?	If the transaction is completed, it is currently intended that Verticalnet would no longer be publicly traded, all its debt outstanding would be repaid and Verticalnet would become a wholly owned subsidiary of BravoSolution.

How would Verticalnet fit BravoSolution’s strategic vision?

Verticalnet would address several strategic objectives for BravoSolution:

1) Access to the US market,

2) Access to US customers,

3) Access to a strong US team and

4) Extension of its software platform.

What are the terms of the proposed acquisition?	The parties have executed a definitive agreement for the acquisition of Verticalnet by BravoSolution, the material terms of which have been disclosed in the press release issued jointly by Verticalnet and BravoSolution and will be disclosed in the Current Report on Form 8-K to be filed by Verticalnet with the SEC. Whether the proposed acquisition closes, and the timing of any such closing, depends on many factors including, among others, the SEC’s review of the proxy statement filed by Verticalnet in connection with the proposed acquisition and obtaining any required approvals, including the approval of Verticalnet’s shareholders.

Based on the combined entity, who is the competition?	If the transaction is completed, in the supply management space, the combined entity’s competition would remain the same as before any such closing, except, if the transaction is completed, Verticalnet would have an improved financial position and wider reach, which should improve its ability to secure deals.

Customer Questions

How would consummation of the proposed acquisition impact project team resources?	If and when the transaction is completed, it is currently expected that Verticalnet’s commitments to customers and forward product development will be either unchanged or accelerated after the closing.

If a transaction is completed, would Verticalnet continue to offer, develop and support the software I am already currently utilizing?	If the transaction is completed, it is currently expected that Verticalnet will continue to offer, develop and support the software you are already using.

In the event of a transaction, what will be the technology consolidation & migration plan?	If the transaction is completed, it is currently expected that current customers would see little change. The ESoP and XE platforms are expected to continue to operate as they do today, and are also currently expected to continue to be hosted from existing facilities. If a transaction is completed, it is currently expected that Verticalnet and BravoSolution would be exploring possibilities for hosting the XE platform at BravoSolution facilities in Europe to enhance Verticalnet’s offering for European XE users.

What is your people consolidation plan? Would I be losing (you be laying off) the existing people with whom I have developed a good, strategic relationship?	If the transaction is completed, it is currently expected that Verticalnet’s team will remain intact with the future focus being centered on expanding the reach of the combined supply management offering. Verticalnet’s sales team, services teams, and development team represent critical domain knowledge that BravoSolution values and there are no current plans for reducing these levels of support, but there can be no assurance that this will occur.

Would the proposed acquisition impact any near-term delivery of software?	If the transaction is completed, it is currently expected that all delivery commitments will remain unchanged or be accelerated after any such close.

How would the proposed acquisition benefit me?	If the transaction is completed, it is currently expected that Verticalnet will be part of a larger and much more financially stable company than before. What this could mean to customers is lower risk, more global reach, greater resources, and a commitment to maintaining leading product in the supply management space. In addition, BravoSolution would bring a strong solutions mind-set to customers and focus on working with customers to ensure successful supply management initiatives are achieved. Over time, the US operation is expected to expand its services capabilities to match those offered in Europe.

Would my service terms change?	If the transaction is completed, it is currently expected that all delivery commitments will remain unchanged or be accelerated after any such close.

Would the environment in which my tools/software run remain stable?	If the transaction is completed, it is currently expected that the environments that your tools and software are running in will remain at the levels you have come to expect. In some cases, customers could see improvements in their environments if Verticalnet receives increased investment from the larger BravoSolution organization.

Would my outstanding contracts still be valid?	If the transaction is completed, it is currently expected that all contractual terms will be adhered to after any such close.

Would my point of contact change?	If transaction is completed, it is currently expected that you will keep the same point of contact after any such close.

Employee Questions

Would there be layoffs associated with the closing of the proposed acquisition?	If the transaction is completed, it is currently expected that BravoSolution will seek to grow Verticalnet, not reduce its size

What would be the new organizational structure?	If the transaction is completed, it is currently expected that Verticalnet will operate as the US subsidiary of BravoSolution with responsibility for all of North America. It is expected that the current management team will continue to lead the organization and will report to the CEO of BravoSolution.

What role would consulting play within the new business after the closing of the proposed acquisition?	If the transaction is completed, it is currently expected that, like Verticalnet, BravoSolution will continue to draw on a strong consulting services background. BravoSolution has indicated that it values the importance of consulting as part of Verticalnet’s total solution picture, and its contribution to the revenue mix.

What is the vision for Verticalnet’s European team after the proposed combination is completed?	BravoSolution is a global company with a strong European presence - in terms of customers, people, and resources. If the transaction is completed, BravoSolution looks forward to having the members of Verticalnet’s European team join them to further strengthen their organization in Europe. For Verticalnet’s European team this would represent a great opportunity to build on its existing success with a much stronger support infrastructure to broaden market penetration.

Would I still report to the same manager?	If the transaction is completed, it is currently expected that most employees will maintain their reporting structures, except for our employees in Europe who will report to BravoSolution country managers in France and the UK.

How would my job change?	If the transaction is completed, it is currently expected that employees will continue in the same roles after the closing.

Would I have to relocate?	If the transaction is completed, it is currently expected that changes in office structure that may occur in the future would not be the result of the proposed acquisition, but would have the objective to strengthen the Verticalnet organization in North America. There are no plans at this point to change office locations.

Would my compensation change?	If the transaction is completed, there are no current plans to make any changes in the compensation structure, other than changes that the management of Verticalnet may decide to make over time regardless of the closing of the transaction, but there can be no assurance of this.

What would happen to my options?	If the transaction is completed, it is currently expected that each “in the money” stock option will be paid an amount in cash equal to the spread.

What would happen to my benefits?	BravoSolution is conducting its due diligence, including the evaluation of Verticalnet’s benefit plans. If the transaction is completed it is currently expected that benefits will remain [substantially the same] even though they could be administered in a different way.

What would happen to my 401-K plan?	If the transaction is completed, it is currently expected that the Verticalnet 401K-plan will remain the same.

Would internal processes change?	Until further notice, all Verticalnet employees should continue to follow their current processes for timesheets, expenses and other HR-related activities. If the transaction is completed, Verticalnet will strive to communicate any changes before they are put into effect.

What can’t I say about this to non-Verticalnet people?	Verticalnet and BravoSolution have issued a joint press release announcing the definitive agreement relating to a potential transaction. This information is in the public domain. Any additional information you learn internally should be kept confidential, and should not be shared. If customers ask about the proposed acquisition, please refer them to a member of the Verticalnet management team for more information. All analysts, members of the press, and investors should be referred to Liz Flynn. Please do not discuss any aspect of the proposed acquisition with these individuals if they approach you for information.

Would I start receiving communications from BravoSolution employees?	Verticalnet and BravoSolution will work closely to manage communications in such a way that you should not be receiving communications from BravoSolution employees. If, however, anyone from BravoSolution reaches out to you, please refer them to a member of the Verticalnet management team.

If I have questions for BravoSolution employees, how do I ask them?	Unless and until the proposed transaction closes, it is inappropriate for BravoSolution employees to contact Verticalnet employees and for you to contact BravoSolution employees. If the transaction closes, Verticalnet will ensure that the two organizations will get to know each other and will attempt to maximize the benefits that can come to both companies from working together. If you have any questions in this regard don’t hesitate to contact a member of the Verticalnet management team.

Analyst/Press Questions

When is the proposed acquisition expected to be complete?	The parties have just signed a definitive agreement. Whether a transaction is completed, and the timing of any such closing, depends on many factors including, among others, the amended), the SEC’s review of the proxy statement filed by Verticalnet in connection with the proposed acquisition and obtaining any required approvals, including the approval of Verticalnet’s shareholders. At this time, it is not possible estimate if and when a closing will occur.

Would there be a reduction in workforce if the proposed acquisition closes? If so, in what areas?	If the transaction is completed, it is currently expected that BravoSolution will grow, not reduce, the Verticalnet workforce.

Would you be closing any locations?	There are no plans at this point to change office locations, but there can be no assurance of this.

If the transaction is completed, would this bring Verticalnet into new markets (vertically and geographically)?	BravoSolution operates broadly in Europe, which, if a transaction is completed, would allow Verticalnet to expand its reach in that geography. BravoSolution has also recently begun to penetrate China.

How would you integrate the solutions if the transaction is completed?	If the transaction is completed, it is currently expected that BravoSolution would continue to support Verticalnet products and solutions and that Verticalnet would pursue and share best-practices across both platforms as it moves forward.

Do you plan to hire or expand certain areas if the transaction is completed?	Both parties recognize that sales and marketing have been underleveraged at Verticalnet given Verticalnet’s resource constraints. If the transaction is completed, it is currently expected that new hires and the ability to leverage BravoSolution resources will expand this selling capacity considerably. As new sales grow, the need for consulting services to support an expanded base of customers and customer implementations would also increase.

What do your customers (both Verticalnet’s and BravoSolution) think about this and can I speak to any of them?	We believe that if the transaction is completed both Verticalnet and BravoSolution customers will benefit. Customers of both companies would be able to purchase a broader set of solutions from a company they already know and trust. Verticalnet would become part of a group with a strong financial position and its customers would be offered access to the global resources of a larger company. If the transaction closes we can ask some of our customers if they want to speak with industry analysts and the media.

What are your next steps - what can we expect to see in 3 months? 6 months? 12 months?	If the transaction is completed, it is currently expected that within the following six months we would move to strengthen our organization in North America and focus our resources on serving our customers by leveraging our new position.

Are there any analysts I can talk to?	We plan to brief Aberdeen Group, AMR, Forrester, and Gartner within five days of this announcement.

The following are presentation slides that were provided in connection with the Company’s employee town hall held on October 26, 2007:

Proprietary & Confidential. Verticalnet Software LLC © 2005. All Rights Reserved. Acquisition Information FOR INTERNAL USE ONLY

2 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. FOR CUSTOMERS & PROSPECTS

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Disclaimer
The contents of this document refer to a definitive
agreement signed between BravoSolution and
Verticalnet.  The closing of the transaction under the
definitive agreement is contingent upon the
satisfaction of a number of conditions including the
requisite approval by Verticalnet’s shareholders.

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Cautionary Language
Caution Regarding Forward Looking Statements:
This communication contains one or more forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, the anticipated effect of the acquisition on future results, opportunities for integration, cost reduction and geographic expansion.  Forward-looking statements are identified by words such as “will”, ‘‘expected”, and other similar words. The companies caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made.  A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all regulatory and other conditions required for closing the ability to obtain the approval of Verticalnet’s shareholders and the risk that disruptions to the businesses of either company could result in revenue or earnings declines, or harm relationships with customers, employees or suppliers.  In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The companies do not undertake any obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.
Additional risks and uncertainties include those detailed from time to time in Verticalnet’s publicly filed documents, including the annual reports on Form 10-K for their most recently completed fiscal years.
Important Merger Information
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verticalnet by BravoSolution. In connection with the proposed acquisition, Verticalnet intends to file a proxy statement on Schedule 14A with the Securities and Exchange
Commission, or SEC, and Verticalnet and BravoSolution intend to file other relevant materials with the SEC. Shareholders of Verticalnet are urged to read all relevant documents filed with the SEC when they become available, including Verticalnet’s proxy statement, because they will contain important information about the proposed transaction, Verticalnet and BravoSolution. A definitive proxy statement will be sent to holders of Verticalnet stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Verticalnet.
Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov.
In addition, Verticalnet shareholders may obtain free copies of the documents filed with the SEC when available by contacting Verticalnet’s
Investor Relations at 610-240-0600.
Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Verticalnet or
BravoSolution with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the
SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
BravoSolution and its directors and executive officers, and Verticalnet and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Verticalnet’s shareholders in respect of the proposed transaction. Information about the directors and executive officers of Verticalnet is set forth in Verticalnet’s proxy statement which was filed with the SEC on July 6, 2007.
Investors may obtain additional information regarding the interest of Verticalnet’s directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.
Any information concerning BravoSolution contained in this document has been taken from, or is based upon, publicly available information.
Although Verticalnet does not have any information that would indicate that such information is inaccurate or incomplete, Verticalnet does not take any responsibility for the accuracy or completeness of such information.

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Announcement
BravoSolution Announces Definitive Agreement to Purchase Verticalnet
– Combination Will Create Leading Global Supply Management Provider
• Verticalnet, Inc. (Nasdaq: VERT), a leading US provider of on-demand supply management solutions for Global
2000 enterprises and mid-market companies, announced today the execution of a definitive agreement under which BravoSolution, a leading European provider of supply management software and services, will acquire
Verticalnet in a transaction valued at $15.2 million, including the assumption of Verticalnet outstanding debt.
• If the proposed transaction is completed, the combination of Verticalnet and BravoSolution will create one of the leading supply management solutions providers. With a strong presence in the United States, Europe, and China, the combined entity will be able to provide outstanding sourcing services and solutions to corporations and public sector entities worldwide.
• As structured, and if approved by shareholders, the transaction will result in the continuity of Verticalnet’s business while ensuring that all financial and contractual obligations of the company are met. BravoSolution will assume all of Verticalnet’s debt obligations and will repay all of Verticalnet’s outstanding debt, trade payables, and contractual commitments from the time the transaction is completed.
• Under the terms of the definitive agreement executed by Verticalnet and BravoSolution, BravoSolution will acquire
100% of Verticalnet's outstanding common and preferred stock in an all cash transaction. There is no financing contingency to the transaction. It is anticipated that after completion of the transaction, Nathanael V. Lentz, the
President and CEO of Verticalnet and his management team will be responsible for the North American operations of the combined entity to operate as BravoSolution US.

Our Company

Leading international provider of eSourcing Solutions

"Our Mission is to create value by supporting our clients in the improvement of their procurement process through innovative web-based technologies and services"

- Founded in **June 2000** by Italcementi Group
- Client portfolio comprised of over **300** leading organizations in **18 countries**
- Over **250 professionals** in **6 Offices** (London, Madrid, Milan, Paris, Rome, Shanghai)
- **Full suite** supply management solutions (eSourcing/Spend/Professional Services)
- **92** active eSourcing platforms delivered through the on-demand (SaaS) model
- **$US 46M** expected 2007 turnover, 28% growth over 2006
- **Profitable** for the last four consecutive years

BravoSolution
Italcementi Group

6 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. Who is BravoSolution

Our Growth

Annual turnover
($US millions)
55%
cumulative average
annual growth
2.1
9.7
16.0
23.7
27.3
36.0
46.0
2001
2002
2003
2004
2005
2006
2007*
* Forecasted figure
Profitable since 2004

BravoSolution

7 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. BravoSolution Growth

Our Value Proposition

Full support for the sourcing process

- **Strategy**, strategic sourcing and change management support for effective eSourcing adoption
- **Process Support**, assistance in the planning and implementation of online negotiations
- **Market Operations**, operational end-user support for online negotiation events
- **Web Based Technology**, eSourcing enabling platform

BravoSolution

8 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. BravoSolution Approach

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Supply Management Market Profile
Market demands are maturing
– Global presence is critical to support Global 2000 clients’ operations and their global supply base
– Buyers are moving away from niche providers towards end-to-end solutions that support process-driven supply management programs
– Market demands more than technology: services are critical to driving adoption and speed-to-value
– SaaS is critical to drive cost effective implementation and speed ROI
There has been significant acquisition activity in our space
– SAP acquires Frictionless
– Emptoris purchases Mindflow, Intigma, DiCarta
– Procuri purchases TrueSource and CMSI
– Ariba purchases Procuri

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
What Verticalnet Brings to BravoSolution
Verticalnet is a leading provider of Supply Management
solutions
– End to end supply management suite; one of just three
companies in this market
– SaaS delivery model
– Strong presence in the US
– Solution-oriented culture recognizes that value is best delivered through a combination of enabling technology and high impact services
Bravo’s acquisition of Verticalnet is a strategic move in a
consolidating marketplace
– Complementary fit in terms of culture, people, products
– Ability to quickly enter the North American marketplace
– Great, marketable products
– Active European user base

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
The combined company will be a supply management
leader
400 customers including some of the world leaders in
supply management
Strong Solutions
– Top ranked software offering
– Broad range of services capabilities
– Ability to deliver in local markets around the globe
Financial Strength
– Profitable and high growth organization, $60 million in annual revenue
– One of the top three vendors in this space
Scale
– 11 offices worldwide
– 350 Employees

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Good News for Customers
No major organizational changes planned
Continued product support
Improved financial stability
Expanded services offerings and increased global
coverage
Expanded Support For European Customers
– Combined entity is the leading provider of EU-based supply management solutions
– Local consulting support; locally supported solution offering

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
What Does This Mean to Me?
What you liked before remains
– Customer commitments will be honored
– Future investment in Verticalnet solutions will be maintained or increased
– There are no plans to change client service and support teams
The concerns you may have had are reduced
– Increased financial strength and global reach will make
Verticalnet a better business partner
New opportunities arise
– Global presence to support our customers’ increasingly global needs
– Local, feet-on-the-ground expertise where you need it, including
China

14
Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Summary
Verticalnet always had:
– Great Customers
– Great Products
– Great People
BravoSolution
acquires:
– Strong customer base in North America and Europe
– Leading supply management solution in the market
Combination with BravoSolution delivers a supply management
provider with:
– Best in class products
– Strong team
– World-class customer list
– Financial strength
– Global reach
– Business scale

15 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. FOR EMPLOYEES

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Disclaimer
The contents of this document refer to a definitive
agreement signed between BravoSolution and
Verticalnet.  The closing of the transaction under the
definitive agreement is contingent upon the
satisfaction of a number of conditions including the
requisite approval by Verticalnet’s shareholders.

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Cautionary Language
Caution Regarding Forward Looking Statements:
This communication contains one or more forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, the anticipated effect of the acquisition on future results, opportunities for integration, cost reduction and geographic expansion.  Forward-looking statements are identified by words such as “will”, ‘‘expected”, and other similar words. The companies caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made.  A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all regulatory and other conditions required for closing the ability to obtain the approval of Verticalnet’s shareholders and the risk that disruptions to the businesses of either company could result in revenue or earnings declines, or harm relationships with customers, employees or suppliers.  In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The companies do not undertake any obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.
Additional risks and uncertainties include those detailed from time to time in Verticalnet’s publicly filed documents, including the annual reports on Form 10-K for their most recently completed fiscal years.
Important Merger Information
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verticalnet by BravoSolution. In connection with the proposed acquisition, Verticalnet intends to file a proxy statement on Schedule 14A with the Securities and Exchange
Commission, or SEC, and Verticalnet and BravoSolution intend to file other relevant materials with the SEC. Shareholders of Verticalnet are urged to read all relevant documents filed with the SEC when they become available, including Verticalnet’s proxy statement, because they will contain important information about the proposed transaction, Verticalnet and BravoSolution. A definitive proxy statement will be sent to holders of Verticalnet stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Verticalnet.
Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov.
In addition, Verticalnet shareholders may obtain free copies of the documents filed with the SEC when available by contacting Verticalnet’s
Investor Relations at +1 610-240-0600.
Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Verticalnet or
BravoSolution with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the
SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
BravoSolution and its directors and executive officers, and Verticalnet and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Verticalnet’s shareholders in respect of the proposed transaction.  Information about the directors and executive officers of Verticalnet is set forth in Verticalnet’s proxy statement which was filed with the SEC on July 6, 2007.
Investors may obtain additional information regarding the interest of Verticalnet’s directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.
Any information concerning BravoSolution contained in this document has been taken from, or is based upon, publicly available information.
Although Verticalnet does not have any information that would indicate that such information is inaccurate or incomplete, Verticalnet does not take any responsibility for the accuracy or completeness of such information.

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Announcement
BravoSolution Announces Definitive Agreement to Purchase Verticalnet
– Combination Will Create Leading Global Supply Management Provider
• Verticalnet, Inc. (Nasdaq: VERT), a leading US provider of on-demand supply management solutions for Global
2000 enterprises and mid-market companies, announced today the execution of a definitive agreement under which BravoSolution, a leading European provider of supply management software and services, will acquire
Verticalnet in a transaction valued at $15.2 million, including the assumption of Verticalnet outstanding debt.
• If the proposed transaction is completed, the combination of Verticalnet and BravoSolution will create one of the leading supply management solutions providers. With a strong presence in the United States, Europe, and China, the combined entity will be able to provide outstanding sourcing services and solutions to corporations and public sector entities worldwide.
• As structured, and if approved by shareholders, the transaction will result in the continuity of Verticalnet’s business while ensuring that all financial and contractual obligations of the company are met. BravoSolution will assume all of Verticalnet’s debt obligations and will repay all of Verticalnet’s outstanding debt, trade payables, and contractual commitments from the time the transaction is completed.
• Under the terms of the definitive agreement executed by Verticalnet and BravoSolution, BravoSolution will acquire
100% of Verticalnet's outstanding common and preferred stock in an all cash transaction. There is no financing contingency to the transaction. It is anticipated that after completion of the transaction, Nathanael V. Lentz, the
President and CEO of Verticalnet and his management team will be responsible for the North American operations of the combined entity to operate as BravoSolution US.

Our Company

Leading international provider of eSourcing Solutions

"Our Mission is to create value by supporting our clients in the improvement of their procurement process through innovative web-based technologies and services"

- Founded in **June 2000** by Italcementi Group
- Client portfolio comprised of over **300** leading organizations in **18 countries**
- Over **250 professionals** in **6 Offices** (London, Madrid, Milan, Paris, Rome, Shanghai)
- **Full suite** supply management solutions (eSourcing/Spend/Professional Services)
- **92** active eSourcing platforms delivered through the on-demand (SaaS) model
- **$US 46M** expected 2007 turnover, 28% growth over 2006
- **Profitable** for the last four consecutive years

BravoSolution
Italcementi Group

19 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. Who is BravoSolution

Our Growth

Annual turnover
($US millions)

55%
cumulative average annual growth
2.1
9.7
16.0
23.7
27.3
36.0
46.0
2001
2002
2003
2004
2005
2006
2007*
* Forecasted figure
Profitable since 2004

BravoSolution

20 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. BravoSolution Growth

Our Value Proposition

Full support for the sourcing process

- **Strategy**, strategic sourcing and change management support for effective eSourcing adoption
- **Process Support**, assistance in the planning and implementation of online negotiations
- **Market Operations**, operational end-user support for online negotiation events
- **Web Based Technology**, eSourcing enabling platform

BravoSolution

21 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. BravoSolution Approach

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Supply Management Market Profile
Market demands are maturing
– Global presence is critical to support Global 2000 clients’ operations and their global supply base
– Buyers are moving away from niche providers towards end-to-end solutions that support process-driven supply management programs
– Market demands more than technology: services are critical to driving adoption and speed-to-value
– SaaS is critical to drive cost effective implementation and speed ROI
There has been significant acquisition activity in our space
– SAP acquires Frictionless
– Emptoris purchases Mindflow, Intigma, DiCarta
– Procuri purchases TrueSource and CMSI
– Ariba purchases Procuri

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
What Verticalnet Brings to BravoSolution
Verticalnet is a leading provider of Supply Management
solutions
– Breadth of product
– SaaS delivery model
– Strong presence in the US
– Solution-oriented culture
Bravo’s acquisition of Verticalnet is a strategic move in a
consolidating marketplace
– Complementary fit in terms of culture, people, products
– Ability to quickly enter the North American marketplace
– Great, marketable products
– Active European user base

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
The combined company will be a supply management
leader
400 customers including some of the world leaders in
supply management
Strong Solutions
– Top ranked software offering
– Broad range of services capabilities
– Ability to deliver in local markets around the globe
Financial Strength
– Profitable and high growth organization, $60 million in annual revenue
– One of the top three vendors in this space
Scale
– 11 offices worldwide
– 350 Employees

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
What does this mean for Verticalnet employees?
BravoSolution improves our financial status & allows
us to focus on what we do best
BravoSolution needs the Verticalnet team to
accelerate their global capabilities
Opportunities for career development as part of a
global leader in our space
What will we be called?
– EU Organizations will be absorbed by existing BravoSolution entities
– In North America, we will become BravoSolution US

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Business As Usual
We have made significant progress towards the
acquisition, but the deal has not closed
We must clear a number of milestones before the
acquisition is complete; until that time, we will
continue to operate independently
Our product direction and customer commitments
remains the same as ever

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Do’s & Dont’s
DO
ask your manager if you have any questions about the merger
DO
tell your manager if you receive phone calls or emails requesting your opinion about the merger
DON’T
engage in conversations with unsolicited callers – these may be press or investors who should be directed to our headquarters at
610-240-0600
DON’T
distribute any printed materials related to the merger
DON’T
engage in email or telephone conversations with
BravoSolution employees until the deal has closed unless they have been coordinated by an appropriate member of the management
team
DON’T
make commitments to customers about the future state of
Verticalnet – refer customer questions about product direction, financial stability, and organizational structure to Account Directors
This is an exciting time for the Verticalnet team.  In all communications discussing the details of the acquisition, as employees of a public company we must remember our responsibility to our shareholders.  Please observe these guidelines in any interactions you have about the merger.

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Estimated timeline
Announcement: October 26
File Proxy with SEC: Anticipated Early November
Shareholder vote: Anticipated December - January
Transaction Close: Anticipated to be shortly after
shareholder vote

29
Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Summary
Verticalnet always had:
– Great Customers
– Great Products
– Great People
BravoSolution acquires:
– Strong customer base in North America and Europe
– Leading supply management solution in the market
Combination with BravoSolution delivers a supply management
provider with:
– Best in class products
– Strong team
– World-class customer list
– Financial strength
– Global reach
– Business scale

30 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. FOR ANALYSTS

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Disclaimer
The contents of this document refer to a definitive
agreement signed between BravoSolution and
Verticalnet.  The closing of the transaction under the
definitive agreement is contingent upon the
satisfaction of a number of conditions including the
requisite approval by Verticalnet’s shareholders.

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Cautionary Language
Caution Regarding Forward Looking Statements:
This release contains one or more forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
including, without limitation, the anticipated effect of the acquisition on future results, opportunities for integration, cost reduction and geographic expansion.  Forward-looking statements are identified by words such as “will”, ‘‘expected”, and other similar words. The companies caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made.  A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all regulatory and other conditions required for closing the ability to obtain the approval of Verticalnet’s shareholders and the risk that disruptions to the businesses of either company could result in revenue or earnings declines, or harm relationships with customers, employees or suppliers.  In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The companies do not undertake any obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.
Additional risks and uncertainties include those detailed from time to time in Verticalnet’s publicly filed documents, including the annual reports on Form 10-K for their most recently completed fiscal years.
Important Merger Information
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verticalnet by BravoSolution. In connection with the proposed acquisition, Verticalnet intends to file a proxy statement on Schedule 14A with the Securities and Exchange
Commission, or SEC, and Verticalnet and BravoSolution intend to file other relevant materials with the SEC. Shareholders of Verticalnet are urged to read all relevant documents filed with the SEC when they become available, including Verticalnet’s proxy statement, because they will contain important information about the proposed transaction, Verticalnet and BravoSolution. A definitive proxy statement will be sent to holders of Verticalnet stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Verticalnet.
Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov.
In addition, Verticalnet shareholders may obtain free copies of the documents filed with the SEC when available by contacting Verticalnet’s
Investor Relations at 610-240-0600.
Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Verticalnet or
BravoSolution with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the
SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
BravoSolution and its directors and executive officers, and Verticalnet and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Verticalnet’s shareholders in respect of the proposed transaction. Information about the directors and executive officers of Verticalnet is set forth in Verticalnet’s proxy statement which was filed with the SEC on July 6, 2007.
Investors may obtain additional information regarding the interest of Verticalnet’s directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.
Any information concerning BravoSolution contained in this document has been taken from, or is based upon, publicly available information.
Although Verticalnet does not have any information that would indicate that such information is inaccurate or incomplete, Verticalnet does not take any responsibility for the accuracy or completeness of such information.

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Announcement
BravoSolution Announces Definitive Agreement to Purchase Verticalnet
– Combination Will Create Leading Global Supply Management Provider
• Verticalnet, Inc. (Nasdaq: VERT), a leading US provider of on-demand supply management solutions for Global
2000 enterprises and mid-market companies, announced today the execution of a definitive agreement under which BravoSolution, a leading European provider of supply management software and services, will acquire
Verticalnet in a transaction valued at $15.2 million, including the assumption of Verticalnet outstanding debt.
• If the proposed transaction is completed, the combination of Verticalnet and BravoSolution will create one of the leading supply management solutions providers. With a strong presence in the United States, Europe, and China, the combined entity will be able to provide outstanding sourcing services and solutions to corporations and public sector entities worldwide.
• As structured, and if approved by shareholders, the transaction will result in the continuity of Verticalnet’s business while ensuring that all financial and contractual obligations of the company are met. BravoSolution will assume all of Verticalnet’s debt obligations and will repay all of Verticalnet’s outstanding debt, trade payables, and contractual commitments from the time the transaction is completed.
• Under the terms of the definitive agreement executed by Verticalnet and BravoSolution, BravoSolution will acquire
100% of Verticalnet's outstanding common and preferred stock in an all cash transaction. There is no financing contingency to the transaction. It is anticipated that after completion of the transaction, Nathanael V. Lentz, the
President and CEO of Verticalnet and his management team will be responsible for the North American operations of the combined entity to operate as BravoSolution US.

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Who is Verticalnet
One of three global suppliers of end-to-end supply management solutions:
– Program Manager
– Spend Manager
– Negotiation Manager
– Contract Manager
– Performance Manager
On-demand software model delivers rapid ROI
Complete Solution includes tools and services
– DIY tools with expert targeted support
– Deep spend analysis experience
– Strategic category sourcing expertise in strategic categories such as transportation, packaging, and MRO
Impressive Client Roster

SUPPLY MANAGEMENT DASHBOARD
Spend Manager
Performance Manager
Program Manager
Negotiation Manager
Contract Manager
SOFTWARE
CATEGORY SOLUTIONS
ON DEMAND

Verticalnet
BravoSolution

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Full Supply Management Lifecycle…
Supported on demand
We enable our clients
to achieve significant
value and savings by
identifying and driving
increased efficiencies
across the entire
supply management
lifecycle
Flexible Solutions Enabling Services Agile Delivery
-Stand Alone Modules
-Integrated Suite
-Pay Per Event
-Implementation Support
-On Demand Center
-Category Expertise
-On Demand
-Verticalnet Hosted
-Customer Hosted
Key Messages…

Our Company

Leading international provider of eSourcing Solutions

"Our Mission is to create value by supporting our clients in the improvement of their procurement process through innovative web-based technologies and services"

- Founded in **June 2000** by Italcementi Group
- Client portfolio comprised of over **300** leading organizations in **18 countries**
- Over **250 professionals** in **6 Offices** (London, Madrid, Milan, Paris, Rome, Shanghai)
- **Full suite** supply management solutions (eSourcing/Spend/Professional Services)
- **92** active eSourcing platforms delivered through the on-demand (SaaS) model
- **$US 46M** expected 2007 turnover, 28% growth over 2006
- **Profitable** for the last four consecutive years

BravoSolution
Italcementi Group

36 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. Who is BravoSolution

Our Growth

Annual turnover
($US millions)
55%
cumulative average
annual growth
2.1
9.7
16.0
23.7
27.3
36.0
46.0
2001
2002
2003
2004
2005
2006
2007*
* Forecasted figure
Profitable since 2004

BravoSolution

37 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. BravoSolution Growth

Our Value Proposition

Full support for the sourcing process

- **Strategy**, strategic sourcing and change management support for effective eSourcing adoption
- **Process Support**, assistance in the planning and implementation of online negotiations
- **Market Operations**, operational end-user support for online negotiation events
- **Web Based Technology**, eSourcing enabling platform

BravoSolution

38 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. BravoSolution Approach

Our Solution Offering

BravoSolution GeO
(Global eSourcing Operations)

- Fully assisted online negotiation service provided through the BravoSolution.com eSourcing platform

BravoSolution ESoP
(Enterprise Sourcing Platform)

- Custom eSourcing/Spend platform powered by BravoSolution Technology and delivered for client self service use

BravoSolution Professional Services

- Portfolio of eSourcing professional services provided to assist clients in quickly achieve their business objectives

BravoSolution

39 Proprietary & Confidential. Vert Tech LLC © 2007. All Rights Reserved. On-Demand Supply Management Solutions

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Supply Management Market Profile
Market demands are maturing
– Global presence is critical to support Global 2000 clients’ operations and their global supply base
– Buyers are moving away from niche providers towards end-to-end solutions that support process-driven supply management programs
– Market demands more than technology: services are critical to driving adoption and speed-to-value
– SaaS is critical to drive cost effective implementation and speed ROI
There has been significant acquisition activity in our space
– SAP acquires Frictionless
– Emptoris purchases Mindflow, Intigma, DiCarta
– Procuri purchases TrueSource and CMSI
– Ariba purchases Procuri

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
What Verticalnet Brings to BravoSolution
Verticalnet is a leading provider of Supply Management
solutions
– End to end supply management suite; one of just three
companies in this market
– SaaS delivery model
– Strong presence in the US
– Solution-oriented culture recognizes that value is best delivered through a combination of enabling technology and high impact services
Bravo’s acquisition of Verticalnet is a strategic move in a
consolidating marketplace
– Complementary fit in terms of culture, people, products
– Ability to quickly enter the North American marketplace
– Profitable company
– Great, marketable products
– Active European user base

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
The Combined Company Would be a Supply Management
Leader
400 customers including some of the world leaders in
supply management
Strong Solutions
– Top ranked software offering
– Broad range of services capabilities
– Ability to deliver in local markets around the globe
Financial Strength
– Profitable and high growth organization, $60 million in annual revenue
– One of the top three vendors in this space
Scale
– 11 offices worldwide
– 350 Employees

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
What Does This Mean to our Customers?
What customers liked before remains
– Customer commitments will be honored
– Future investment in Verticalnet solutions will be maintained or increased
– There are no planned changes to the Verticalnet client service and support teams
The concerns customers may have are reduced
– Increased financial strength and global reach will make
Verticalnet a better business partner
New opportunities arise
– Global presence to support our customers’ increasingly global needs
– Local, feet-on-the-ground expertise where you need it, including
China

Proprietary & Confidential.  Vert Tech LLC © 2007.  All Rights Reserved.
Summary
Verticalnet always had:
– Great Customers
– Great Products
– Great People
BravoSolution acquires:
– Strong customer base in North America and Europe
– Leading supply management solution in the market
Combination with BravoSolution delivers a supply management
provider with:
– Best in class products
– Strong team
– World-class customer list
– Financial strength
– Global reach
– Business scale